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                                                                   EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky Systems, Inc., of which this Exhibit forms a part.

                                                  /s/ Moss Adams LLP


Stockton, California

January 25, 1999